TRUST AGREEMENT
                         ---------------

                 Carpenter Technology Corporation
            Non-Qualified Benefits Trust for Directors


          TRUST AGREEMENT effective as of the 1st day of May, 1997, by and between Carpenter Technology Corporation, a corporation organized under the laws of the State of Delaware (hereinafter referred to as the "Company"), and THE CHASE MANHATTAN BANK, a banking corporation organized under the laws of the State of New York (hereinafter referred to as the "Trustee").

                            BACKGROUND
                            ----------
          The Company maintains the benefit plans listed on Exhibit A hereto (the "Plans") for the benefit of various of its Directors. The Company intends to create a trust, to which it will contribute cash, or other property acceptable to the Trustee, to help the Company meet its obligations under the Plans, and to assure that, subject to the sufficiency of the Trust Fund, payments provided for by the Plans are not improperly withheld in the event of a Change in Control of the Company.

          The establishment of this Trust shall not affect the Company's continuing obligation to make payments under the Plans, except that the liability shall be reduced to the extent payments are made by the Trustee hereunder.

          The assets of the Trust Fund shall be, and shall remain, subject to the claims of the Company's general creditors in the event of the Company's insolvency. Otherwise, the Trust shall be irrevocable until all liabilities under all Plans have been satisfied, at which time the Trust shall terminate, and all remaining assets of the Trust Fund shall be returned to the Company.

          The Trust is intended to be a "grantor trust" with the result that the corpus and income of the Trust are treated as assets and income of the Company pursuant to sections 671 through 679 of the "Code".

          The Company intends that the Plans not be deemed funded
(within the meaning of Title I of ERISA) despite the existence of this Trust.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Trustee covenant and agree as follows:

                            ARTICLE I

               DEFINITIONS; ESTABLISHMENT OF TRUST
               -----------------------------------

          Section 1.01   Definitions.  Whenever used in this
                         -----------
Trust Agreement, unless otherwise provided or the context otherwise requires:

          (a)  "Account" shall mean an account maintained in
                -------
     respect of a Participant pursuant to Section 4.02.

          (b)  "Benefits" shall mean, with respect to each
                --------
     Participant, the benefits payable to or in respect of that Participant pursuant to the applicable Plan listed on Exhibit A.

          (c)  "Change in Control" is defined in Article III.
                -----------------

          (d)  "Code" shall mean the Internal Revenue Code of
                ----
     1986, as amended from time to time.

          (e)  "Committee" shall mean the Human Resources
                ---------
     Committee of the Company's Board of Directors, or its successor.

          (f)  "Company" shall mean Carpenter Technology
                -------
     Corporation or any successor company by merger, acquisition or otherwise.

          (g)  "ERISA" means the Employee Retirement Income
                -----
     Security Act of 1974, as amended from time to time.

          (h)  "Investment Manager" shall mean any person or
                ------------------
     entity that qualifies as an Investment Manager under section 3(38) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and is appointed by the Pension Board or a duly authorized officer of the Company to manage Trust assets that are not invested in life insurance policies.

          (i)  "Participant" shall mean each person entitled to
                -----------
     benefits under any Plan, including the beneficiaries pursuant to any Plan.

          (j)  "Pension Board" shall mean the Pension Board as
                -------------
     defined in the General Retirement Plan for Employees of Carpenter Technology Corporation.

          (k)  "Plan" shall mean any plan listed on Exhibit A
                ----
     hereto, as in effect from time to time. "Plans" shall mean all such plans.

          (l)  "Trust" shall mean the trust established under
                -----
     this Trust Agreement.

          (m)  "Trust Agreement" shall mean this trust agreement,
                ---------------
     as from time to time amended.

          (n)  "Trust Fund" shall mean the trust fund held from
                ----------
     time to time by the Trustee hereunder consisting of all contributions received by the Trustee together with the investments and reinvestment made therewith and all net profits and earnings thereon less all payments and charges therefrom.

          (o)  "Trustee" shall mean The Chase Manhattan Bank, or
                -------
     its successor, or an officer, director or employee of such a Trustee exercising any fiduciary powers under this Trust Agreement; provided, however, that in no event may any subsidiary or affiliate of the Company or any Participant be such a successor Trustee.

          Section 1.02   Establishment and Title of the Trust.
                         ------------------------------------
The Company hereby establishes with the Trustee a trust to be known as the "Carpenter Technology Corporation Non-Qualified Benefits Trust for Directors," consisting of such sums of money and other property acceptable to the Trustee as from time to time may be paid or delivered to the Trustee pursuant to this Trust Agreement. The Trust Fund shall be held by the Trustee in trust and shall be dealt with in accordance with the provisions of this Trust Agreement.

          Section 1.03   Acceptance by the Trustee.  The Trustee
                         -------------------------
accepts the Trust established hereunder on the terms and conditions set forth herein and agrees to perform the duties imposed on it by this Trust Agreement.

                           ARTICLE II

         INVESTMENT AND ADMINISTRATION OF THE TRUST FUND
         -----------------------------------------------

          Section 2.01   Investment of the Trust Fund.  Except as
                         ----------------------------
directed by any Investment Manager, the Pension Board or a duly authorized officer of the Company, the Trustee shall have the exclusive responsibility and authority to hold, invest, reinvest and administer the assets of the Trust, hereinafter referred to as the "Fund", in accordance with the terms of this Trust Agreement. The Trustee shall be under no liability for any loss of any kind that may result when it follows proper written directions of the Pension Board or a duly authorized officer of the Company which are in accordance with the terms of the Trust Agreement and not contrary to law.

          (a) If an Investment Manager is so appointed by the Pension Board or a duly authorized officer of the Company to manage any portion of the Trust Fund, the Trustee's only responsibility with respect to such portion shall be:

               (1)  except as otherwise directed by the Pension
                    Board or a duly authorized officer of the Company, to retain custody of the assets of such portion of the Trust Fund; and

               (2)  to follow the written directions of the
                    Investment Manager with respect to such
                    portion of the Trust Fund.

          (b) The Trustee shall incur no liability with respect to the investment of any portion of the Trust Fund if an Investment Manager has been appointed to manage that portion of the Trust Fund, by the Pension Board or a duly authorized officer of the Company for either:

               (1)  following the written directions of the
                    Investment Manager; or

               (2) failing to act in the absence of written directions from the Investment Manager.

          Notwithstanding anything to the contrary herein contained, the Pension Board or a duly authorized officer of the Company may direct the transfer of such part or all of the Fund as it shall deem advisable to The Chase Manhattan Bank as trustee of any trust ("Collective Trust") maintained by it as a common trust fund as defined under section 584 of the Code, now or hereinafter maintained by it as a medium for the collective investment of assets of trusts and which it may elect to make available to non-qualified benefit trusts, and the Pension Board or a duly authorized officer of the Company may direct the withdrawal of any part or all of the Fund so transferred. To the extent of the interest of the Trust in any Collective Trust, the terms of the agreement or declaration of trust establishing such Collective Trust shall be a part of this Trust as if set forth in full herein, and any assets transferred to any Collective Trust shall be held, invested and administered in accordance with such agreement or declaration of trust, which shall be controlling notwithstanding any contrary provision of this Agreement.

          Section 2.02   Plan Insurance.  The Company may apply
                         --------------
for and maintain such contracts of insurance with one or more insurance companies and on such rating or risk terms as the Company may determine to be appropriate for the provision of benefits under the Plans. The Trust shall be the policyholder and owner of such contracts. The Trustee, only as directed by the Pension Board or a duly authorized officer of the Company, shall pay premiums or other charges with respect to such contracts from assets of the Trust Fund.

          Section 2.03   Investments of Insurance.  The Pension
                         ------------------------
Board or a duly authorized officer of the Company may direct the Trustee to apply for and maintain contracts of insurance with one or more companies for investment purposes pursuant to Section 2.05(m), using the proceeds of such insurance to fund the Trust. The Trustee shall be the policyholder and owner of such contracts. The Trustee, only as directed by the Pension Board or a duly authorized officer of the Company, shall exercise any and all investment options, decisions or rights that the Trustee has as policyholder and owner of such insurance policies held for investment purposes.

          (a) If the Trustee is directed by the Pension Board or a duly authorized officer of the Company to purchase an insurance policy for investment purposes, the Trustee's only responsibility with respect to such policy shall be:

               (1)  except as otherwise directed by the Pension
                    Board or a duly authorized officer of the Company, to retain custody of such policy;
                    and

               (2)  to follow the written directions of the
                    Pension Board or a duly authorized officer of the Company with respect to such policy.

         (b) The Trustee shall incur no liability with respect to the purchase of an insurance policy purchased for investment purposes if directed by the Pension Board or a duly authorized officer of the Company for either:

               (1)  following the written directions of the
                    Pension Board or a duly authorized officer of the Company with respect to such policy; or

               (2) failing to act in the absence of written directions from the Pension Board or a duly authorized officer of the Company with respect to such policy.

          Section 2.04   Funding Policy.  From time to time the
                         --------------
Pension Board or a duly authorized officer of the Company may communicate to the Trustee in writing the current funding policy and method that have been established to carry out the objectives of the Trust. The Trustee's discretion in investing and reinvesting the principal and income of the Fund shall be subject to the funding policy, and the Trustee shall have the duty to act strictly in accordance with and may rely upon, such funding policy, and any changes therein, as so communicated to the Trustee from time to time in writing.

          Section 2.05   Investment Powers of Trustee.  Subject
                         ----------------------------
to the direction of an Investment Manager, the Pension Board or a duly authorized officer of the Company, or with respect to assets subject to the Trustee's investment, management and control, the Trustee shall have, with respect to any securities or other property at any time held by it and constituting part of the Fund, power:

          (a) to purchase, receive or subscribe for any securities or other property and to retain in trust such securities or other property;

          (b) to sell, exchange, redeem or otherwise dispose of any securities or other property at public or private sale for cash, on credit, or for other securities or property, and to grant options for the purchase or exchange thereof without liability on the purchasers to see to the application of the purchase money;

          (c) to participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to any securities or other property held in the Fund, and to consent to or oppose any such plan or any action thereunder, or any contract, lease, mortgage, purchase, sale or other action by any person or corporation;

          (d) to deposit any securities or other property with any protective, reorganization or similar committee; and to pay and agree to pay part of the expenses and compensation of any such committee and any assessment levied with respect to any securities or other property so deposited;

          (e) to exercise conversion and subscription rights pertaining to any securities or other property held in the Fund;

          (f) to extend the time of payment of any obligation held in the Fund;

          (g) to enter into stand-by agreements for future investment, either with or without a stand-by fee;

          (h) to hold any moneys received by the Trustee in a common trust fund as defined under Section 584 of the Code, now or hereinafter maintained by it as a medium for the collective investment of assets of trusts, or any other comparable fund the Trustee deems advisable;

          (i) to exercise all voting rights with respect to any investment and to grant proxies, discretionary or otherwise;

          (j) to collect and receive any and all money, securities or other property due to the Fund and to give full discharge therefor;

          (k) with the consent of the Company, to settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust; with the consent of Carpenter, to commence or defend suits or legal proceedings to protect any interest of the Trust; and, with the consent of Carpenter, to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal (subsequent to a Change in Control the consent of Carpenter is not required to pursue the powers granted in this Section);

          (l) for the purposes of the Trust and if so instructed by the Investment Manager, the Pension Board or a duly authorized officer of the Company, to borrow money from others, to issue its promissory note or notes therefore, and to secure the repayment thereof by pledging any securities or other property in its possession; provided, however, that no such loan or advance shall be made by the Trustee hereunder other than as temporary advances to the Fund, on a cash or overdraft basis, on which no interest is payable and provided further that no insurance contract shall be pledged except to secure a loan to pay premiums thereon;

          (m) to purchase insurance contracts, and pay premiums with respect thereto;

          (n) to organize under the laws of any state a corporation or trust for the purpose of acquiring and holding title to any securities or other property which it is authorized to acquire under this Trust Agreement and to exercise with respect thereto any or all of the powers set forth in this Trust Agreement.

          Section 2.06   Discretionary Powers of Trustee. The
                         -------------------------------
Trustee shall have the following powers and authority with respect to the fund:

          (a) to employ suitable agents and counsel and to pay their reasonable and proper expenses and compensation;

          (b) to register any securities held by it hereunder in its own name or in the name of a nominee with or without the addition of words indicating that such securities are held in a fiduciary capacity and to hold any securities in bearer form and to deposit any securities or other property in a depository or a clearing corporation;

          (c) to make, execute and deliver, as Trustee, any and all deed, leases, mortgages, conveyances, waivers, releases or other instruments in writing necessary or desirable for the accomplishment of any of the powers listed in Section 2.05; and

          (d) generally, to do all acts, whether or not expressly authorized, which the Trustee may deem necessary or desirable for the protection of the Fund.

          Section 2.07   Securities or Other Property.  The words
                         ----------------------------
"securities or other property" as used in this Trust Agreement shall be deemed to refer to any property, real or personal, or part interest therein, wherever situate, including, but not limited, to governmental, corporate or personal obligations, trust and participation certificates, leaseholds, fee titles, mortgages and other interests in realty, preferred and common stocks, certificates of deposit, put and call options and other option contracts of any type, foreign or domestic, whether or not traded on any exchange, tangible personal property, contracts for future or immediate receipt or delivery of property, evidences of indebtedness or ownership in foreign corporation or other enterprises, indebtedness of foreign governments, limited partnerships, insurance contracts, and any other evidences of indebtedness or ownership including securities or other property of the Company, without being limited to the classes of property in which trustees are authorized to invest trust funds by any law or any rule of court of any State.

          Section 2.08   Trustee's Authority.  Persons dealing
                         -------------------
with the Trustee shall be under no obligation to see the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction.

          Section 2.09   Protection Clause.  Neither the Company
                         -----------------
nor the Trustee shall be responsible for any insurance company's failure to make payments provided by such contract, or for the action of any person which may delay payment or render a contract null and void or unenforceable in whole or in part.

          Section 2.10   Following a Change In Control -
                         -----------------------------
Following the occurrence of a Change in Control as defined in
Section 3.01, the Trustee shall follow the last funding policy communicated in writing by the Pension Board or a duly authorized officer of the Company prior to such Change in Control. Notwithstanding instructions to the contrary, the maturity of investment instruments shall at all times be selected to permit the timely payment of benefits under the Plans.


                           ARTICLE III

                        CHANGE IN CONTROL
                        -----------------

          Section 3.01   Definition of Change in Control.  For
                         -------------------------------
purposes of this Trust, a "Change in Control" of the Company shall be deemed to have occurred if:

          (a) a "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or

          (b) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 3.01(a), 3.01(c) or 3.01(d) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or

          (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

          Section 3.02   Definition of a Potential Change in
                         -----------------------------------
Control.  For purposes of this Trust, a "Potential Change in
-------
Control" of the Company shall be deemed to have occurred if:

          (a) the Company enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Company,

          (b) any person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a change in control of the Company;

          (c) any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities, increases his beneficial ownership of such securities by 5% or more of the combined voting power of the Company's then outstanding securities on the effective date of this Agreement; or

          (d) the Board of Directors of the Company adopts a resolution to the effect that, for purposes of this Trust, a "potential change in control" has occurred. Such a resolution will be provided to the Trustee in certified form.

          Section 3.03   Requirement of Notice.  Notwithstanding
                         ---------------------
the definitions in Sections 3.01 and 3.02, no Change in Control or Potential Change in Control shall be deemed to have occurred for purposes of this Trust Agreement unless and until the Trustee has actual written notice from the Company or from any person who was an officer of the Company prior to the alleged Change in Control or the alleged Potential Change in Control that such Change in Control or Potential Change in Control has occurred.

                           ARTICLE IV

                          CONTRIBUTIONS
                          -------------

          Section 4.01   Contributions by the Company.
                         ----------------------------
          (a) The Company will deliver contributions hereunder to the Trustee at such times, and in such amounts, as the Company may determine to be appropriate to enable the Trust to accumulate assets sufficient to pay all, or any part, as determined by the Company, of the benefits payable under the Plans.

          (b) Upon the occurrence of a Potential Change in Control, the Company, if it so chooses, will deliver to the Trustee cash and/or marketable securities having a fair market value in an amount equal to the sum of the amounts, determined by an actuary selected by the Company, which will be sufficient to fund fully the Company's obligations to pay to the Participants the full amount of all Benefits to which they may become entitled pursuant to the Plans. The actuarial basis employed by such actuary shall include the following assumptions: no interest will be earned on plan assets; Directors' fees will increase at the rate of 10% per annum; there will be no change in the plan; and, a Director will be assumed to terminate at such time as to maximize his benefits under the Plans but not later than age 70. Any such contribution shall be identified to the Trustee, by the Company, as a Section 4.01(b) contribution.

          (c) In addition to contributions made to the Trust pursuant to Sections 4.01(a) and 4.01(b), the Company shall deliver to the Trustee any amounts which the Trustee is required to pay pursuant to Section 6.02.

          (d) The Trustee shall be responsible only for contributions actually received by it hereunder. The
     Trustee shall have no duty or authority to ascertain whether any contributions should be made to it or to bring any action or proceeding to enforce any obligation to make any such contribution.

          (e) In the event that the Trust is overfunded; any amount of such assets constituting the overfunding shall:

               (1)  first, be transferred to the
          Carpenter Technology Corporation Non-Qualified Employee
          Benefits Trust ("the Employees' Trust") until the
          Employees' Trust becomes overfunded; and

               (2)  second, returned to the Company.

          (f) For the purposes of Section 4.01(e), above, the Trust is "overfunded" when the amount of assets held in the Trust Fund exceed 110% of the present value of the future benefits expected to be paid under the Plans. The present value of future benefits shall be calculated as the projected benefit obligation ("PBO"), as described in Statement No. 87 of the Financial Accounting Standards Board, except that projected service will be taken into account as if accrued. The present value shall be calculated using the actuarial assumptions used to determine the Company's pension expense for the General Retirement Plan for Employees of Carpenter Technology Corporation, except that the discount rate shall be adjusted to the extent that assets held by the Trust are subject to tax.
     The determination of whether the Trust is overfunded shall be made by a qualified actuary selected by the Human Resources Committee.

     Section 4.02    Accounts.
                     --------
          (a)  Before a Change In Control.  The Company shall
               --------------------------
     create a separate Account for each Participant, cause records to be maintained by the Company, or retain a separate recordkeeper as the Company's agent, reflecting the amount, if any, credited to that Participant in accordance with the terms of the Deferred Compensation Plan for Non-Management Directors of Carpenter Technology Corporation (the "Deferred Compensation Plan"). When a contribution is made, the Company shall notify the Trustee of the amount of such contribution allocable to each Participant's Account and/or specific plans. The Trustee shall not be required to maintain any separate account records, but shall rely solely upon the information maintained by the Company and the notice to the Trustee as herein provided. The remainder, (or all thereof if no allocation is indicated) of such contribution shall not be specifically allocated to any Plan or any Participant, but shall be available to discharge the Company's obligations to make benefit payments under any of the Plans in accordance with the applicable provisions of
     Article V. The Company shall, however, provide to the Trustee, with respect to each Plan, at such intervals as the Company shall determine, but in no event less frequently than annually, a schedule listing each Participant, each Plan under which that Participant has accrued a benefit and the amount of such benefit. The Trustee shall have no responsibility with respect to the determination or accuracy of any such allocations and/or the accrued benefits due any participant or plan as herein provided, but shall rely solely upon such information provided to it by the Company.

          (b)  Following a Change In Control.  Upon notice to the
               -----------------------------
     Trustee that a Change in Control has occurred, or that a Potential Change in Control has occurred and that the Company has invoked the allocation procedures of this
     Section 4.02(b), the Trustee, based upon the schedule of such benefits most recently provided to the Trustee by the Company, shall allocate all of the Trust Fund's assets as follows: assets shall first be allocated to the Deferred Compensation Plan portion of each Participant's Account in an amount equal to each Participant's accrued benefit therein not previously allocated thereto. In the event that the Trust Fund's assets are insufficient to fully fund each Participant's accrued benefit under the Deferred Compensation Plan, the assets shall be allocated ratably to the Participants' Accounts in the ratio that the accrued benefits in respect of each such Participant under said Deferred Compensation Plan bear to the total accrued benefits of all such Participants under said plan. The balance of the assets shall be allocated to each participant's account in an amount equal to each participant's accrued benefit under all of the Plans other than the Deferred Compensation Plans. If the assets of the Trust Fund, after making provision for the Deferred Compensation Plan, are insufficient to fully fund all of the accrued benefits of all Participants under all of the other Plans, those assets shall be allocated ratably to the Participants' Accounts in the ratio that the accrued benefits in respect of each such Participant under all of such other Plans bear to the total accrued benefits of all such Participants under all such other Plans.

          Section 4.03   Delivery to the Company.  Any Section
                         -----------------------
4.01(b) contribution delivered to the Trustee shall be returned to the Company without interest on the 181st day following (and exclusive of the date of) its receipt by the Trustee, unless within 180 days following such receipt by the Trustee, a notice of the "Change in Control" shall have been received by the Trustee pursuant to Section 3.03. Such 180-day period shall be extended for an additional 180-day period for any "Potential Change in Control" which occurs or continues during any initial or extended 180-day period. The Company will provide the Trustee with written notice of any extension.

          Section 4.04   Trustee's Agent.  The Trustee shall be
                         ---------------
entitled to retain such actuarial, accounting, legal and other services as it may deem necessary to accomplish and/or maintain such allocations, payments and/or Participant Account records as are provided for under Articles IV and V hereof or to conduct its investment responsibilities under Section 2.06, and to pay for such services as an expense of the Trust Fund out of the assets of the Trust Fund, unless promptly paid by the Company.

                             ARTICLE V

                       PAYMENT OF BENEFITS
                       -------------------

          Section 5.01   Payments by Trustee.
                         -------------------
          (a)  Prior to a Change In Control.  Until such time as
               ----------------------------
     Section 5.01(b) applies, all payments to Participants in any of the Plans shall be made by the Company, as agent for the Trustee, in accordance with the applicable provisions of the Plans. Upon receipt of written instructions to the Trustee from the Company of the amount needed to pay such benefits the Trustee shall promptly disburse such funds to the Company and, upon that disbursement shall have no further responsibility with respect to such funds or their application.

          (b)  Following a Change In Control.  Following notice
               -----------------------------
     to the Trustee that a Change in Control has occurred, and subject to the limitation of Section 5.01(c), the Trustee shall make payments to Participants and their beneficiaries from the Trust Fund in accordance with the payment schedule most recently provided by the Company to the Trustee prior to the occurrence of the Change in Control; provided, however, that if the Company and a Participant agree to the substitution of a new payment schedule with respect to such Participant following the occurrence of a Change in Control, the Trustee shall instead make payments in accordance with such substitute payment schedule. In the event that the Company and a Participant (or in the event of his death, his Beneficiary) disagree as to the amount, form or duration of benefit payments under a Plan, the Trustee shall continue to make benefit payments pursuant to the payment schedule most recently provided by the Company prior to a Change in Control until authorized to make payments under a substitute schedule by both the Participant (or Beneficiary) and the Company or until the Trustee receives a final non-appealable order from a court of competent jurisdiction to alter such benefit payment schedule.

          (c) Any amount paid under this Section 5.01 shall be charged by the Company or the Trustee, as the case may be, against the Account of the applicable Participant and no payment with respect to an Account shall be made in excess of the amount credited to such Account.

          (d) The Trustee shall not make any payments to Participants or beneficiaries from the Trust Fund except as provided in this Section 5.01 even though it may be informed from another source that payments are due under a Plan. The Trustee shall be fully protected in making payments or omitting to make payments in accordance with Section 5.01(b).

          Section 5.02   Determinations by Committee or Company.
                         --------------------------------------
          (a) If at any time the Company or, if Section 5.01(b) applies, the Trustee, determines that any amount held in the Trust Fund is includible in the gross income of a Participant or his beneficiary for federal income tax purposes prior to payment of such amount from the Trust Fund, the Trustee, upon notice from the Company or, if
     Section 5.01(b) applies, upon notice by a Participant or Beneficiary, in the format provided in Exhibit B, that based on a (i) change in the tax or revenue laws of the United States of America, (ii) a published ruling or similar announcement issued by the Internal Revenue Service, (iii) a regulation issued by the Secretary of the Treasury or his delegate, (iv) a decision by a court of competent jurisdiction involving the Participant or Beneficiary, or
     (v) a closing agreement made under Code Section 7121 that is approved by the Internal Revenue Service and involves the Participant or Beneficiary, that Participant or Beneficiary has recognized or will recognize income for federal income tax purposes with respect to amounts that are or will be payable to him under the Plans before they are paid to him, shall pay such amount to such person in the manner directed by the Committee or by such notice to the Trustee and the Participant's Account shall be charged, or his accrued benefit reduced, accordingly.

          (b) If at any time the Company prior to a Change in Control determines that the amount allocated to the Account of any Participant exceeds the amount reasonably expected to be necessary to provide the Benefits payable in respect of such Participant from such Account, such excess may be reallocated to the Accounts of other Participants or held as part of the unallocated Fund, as determined by the Company. If at any time prior to a Change in Control the Committee determines that the Benefits in respect of all Participants have been paid in full, the Committee shall so notify the Trustee in writing.

          Section 5.03  Withholding, Returns and Reports.
                        --------------------------------
          (a)  Prior to a Change in Control.  Prior to a Change
               ----------------------------
     in Control, the Company shall withhold all required federal, state and local taxes from benefit payments under any of the Plans, and remit those withholdings to the appropriate taxing authorities. The Company shall also be responsible for the preparation of all information reports, returns, receipts and other communications required by Chapter 61 of the Code to be filed with, or distributed to, any person or governmental entity.

          (b)  Following a Change in Control.  Following a Change
               -----------------------------
     in Control, the Trustee shall assume the Company's responsibilities under Section 5.03(a) with respect to benefit payments under any of the Plans, and shall reduce such benefit payments by the amount of any such required withholding. The Trustee shall remit the net benefit payments to the Participants and shall pay the required tax withheld to the Company, which shall continue to be responsible for the preparation and filing of all items required by Chapter 61 of the Code, as enumerated in Section 5.03(a).

          (c) The Company and the Trustee shall cooperate with each other in providing any information reasonably necessary to enable the other to carry out any of its responsibilities under this Section 5.03.

          Section 5.04   Company's Continuing Obligations.
                         --------------------------------
Notwithstanding any provisions of this Trust Agreement to the contrary, the Company shall remain obligated to pay the Benefits under the Plan. To the extent the amount in the Trust Fund is not sufficient to pay any Benefits when due, the Company shall pay such deficiency directly to the person entitled thereto. Nothing in this Trust Agreement shall relieve the Company of its liabilities to pay the Benefits except to the extent such liabilities are met by the application of Trust Fund assets.

          Section 5.05   Company's Income.  The Company agrees
                         ----------------
that all income, deductions and credits of the Trust Fund belong to it as owner for income tax purposes and will be included on the Company's income tax returns to the extent required by applicable law.


                            ARTICLE VI

                      CONCERNING THE TRUSTEE
                      ----------------------

          Section 6.01   Notices to the Trustee.  Except as
                         ----------------------
provided in Section 5.02, the Trustee may rely on the authenticity, truth and accuracy of:

          (a) any notice, direction, certification, approval or other writing of the Company, if evidenced by an instrument signed in the name of the Company by its Chairman, President, any Vice President, Secretary, Assistant
     Secretary or Treasurer, and believed in good faith by it to be genuine;

          (b) any notice, direction, certification, approval or other written, oral or other transmitted form of instruction received by the Trustee and believed by it in good faith to be genuine and to be sent by or on behalf of the Committee; or

          (c) any copy of a resolution of the Board of Directors of the Company, if certified by the Secretary or an Assistant Secretary of the Company under its corporate seal.

          (d) The Company shall furnish the Trustee from time to time with a list of the names and signatures of the officers or other persons authorized to act under this Section 6.01(a) and (b), or in any other manner authorized to notify or instruct the Trustee pursuant to the provisions of this Agreement. Any such list shall be certified by the Secretary or an Assistant Secretary of the Company, and may be relied upon by the Trustee until it receives a revised list.

          Section 6.02   Expenses of the Trust Fund.  The Trustee
                         --------------------------
shall pay out of the Trust Fund: (a) all brokerage fees and transfer tax expenses and other expenses incurred in connection with the sale or purchase of investments; (b) all real and personal property taxes, income taxes and other taxes of any kind at any time levied or assessed under any present or future law upon, or with respect to, the Trust Fund or any property included in the Trust Fund; (c) the Trustee's compensation and expenses as provided in Section 6.03, unless promptly paid by the Company; and (d) unless promptly paid by the Company, all other reasonable expenses of administering the Trust. Notwithstanding the foregoing, the Trustee shall, at Company expense and direction, contest the validity of any taxes in any manner deemed appropriate by the Company or its counsel, but only if it has received an indemnity bond or other security satisfactory to it to pay any expenses of such contest; provided, however, that the Trustee shall have no obligation to contest if it receives an opinion of counsel of its choice to the effect that there is no basis in law or fact for such contest. Alternatively, the Company may itself contest the validity of any such taxes.

          Section 6.03   Compensation of the Trustee.  The
                         ---------------------------
Company will pay to the Trustee compensation for its services from time to time in accordance with its schedule of fees then in effect for trusts of similar nature, and will reimburse the Trustee for all reasonable expenses (including attorneys' fees) incurred by the Trustee in the administration of the Trust.

          Section 6.04   Protection of the Trustee.
                         -------------------------
          (a) The Company agrees to indemnify and hold harmless the Trustee from and against any and all damages, losses, claims or expenses as incurred (including expenses of investigation and fees and disbursements of counsel to the Trustee and any taxes imposed on the Trust Fund or income of the Trust) arising out of or in connection with the performance by the Trustee of its duties hereunder, except to the extent that any such damages, losses, claims or expenses result from the negligence or willful misconduct of the Trustee, its officers, employees or agents.

          (b) The Trustee shall incur no liability to any person in discharging its duties hereunder for any action taken or omitted in good faith in conformity with the terms of this Trust Agreement. Each direction, notice, request or approval provided (whether or not certified to the Trustee in writing) by the Company, the Pension Board, or the Committee, shall constitute a certification by the Company to the Trustee that such direction is in conformity with the terms of the Plan and applicable law. Under no circumstances shall the Trustee incur liability to any person for any indirect, consequential or special damages (including, without limitation, lost profits) of any form, whether or not foreseeable and regardless of the form of the action in which such a claim may be brought, with respect to the Trust or its role as Trustee, except as otherwise required by ERISA or New York State law.

          Section 6.05   Duties of the Trustee.  The Trustee will
                         ---------------------
be under no obligation to perform any duties whatsoever, except such duties as are specifically set forth as such in this Trust Agreement, and no implied covenant or obligation will be read into this Trust Agreement against the Trustee. The Trustee will not be compelled to take any action toward the execution or enforcement of the Trust or to prosecute or defend any suit in respect thereof, unless indemnified to its satisfaction against loss, costs, liability and expense or there are sufficient assets in the Trust Fund to provide such indemnity; and the Trustee will be under no liability or obligation to anyone with respect to any failure on the part of the Company to perform any of its obligations under the Plans. Nothing in this Trust Agreement should be construed as requiring the Trustee to make any payment in excess of amounts held in the Trust Fund at the time of such payment.

          Section 6.06   Settlement of Accounts of the Trustee.
                         -------------------------------------
The Trustee shall keep or cause to be kept accurate and detailed records of all investments, receipts, disbursements and other transactions hereunder. Such records shall be open to inspection and audit at all reasonable times during normal business hours by any person designated by the Company. At least annually, or upon such more frequent intervals, but not more frequent than monthly, as the Company may direct, the Trustee shall file with the

Company a written statement, listing the investments of the Trust Fund and any uninvested cash balance thereof, and setting forth all receipts, disbursements, payments and other transactions respecting the Trust Fund not included in any such previous statement. Any statement, when approved by the Company, will be binding and conclusive on the Company; and the Trustee will thereby be released and discharged from any liability or accountability to the Company with respect to all matters set forth therein. Omission by the Company to object in writing to any specific items in any such statement, which shall be deemed an account stated, within ninety (90) days after its delivery will constitute approval of the account by the Company. No other accounts or reports shall be required to be given to the Company, except as stated herein or except as otherwise agreed to in writing by the Trustee. Except as provided above, the Trustee shall not be required to file an accounting, judicial or otherwise.

          Section 6.07   Right to Judicial Settlement.  Nothing
                         ----------------------------
contained in this Trust Agreement shall be construed as depriving the Trustee of the right to have a judicial settlement of its accounts, and upon any proceeding for a judicial settlement of the Trustee's accounts or for instructions the only necessary party thereto in addition to the Trustee shall be the Company.

          Section 6.08   Resignation or Removal of the Trustee.
                         -------------------------------------
The Trustee may at any time resign upon sixty (60) days notice in writing to the Company (which sixty (60) days notice requirement may be waived by agreement in writing of the Company). Prior to a Change in Control, or a Potential Change in Control, the Trustee may be removed by the Company upon sixty (60) days notice in writing to the Trustee (which sixty (60) days notice requirement may be waived by agreement in writing of the Trustee).

          Section 6.09   Appointment of Successor Trustee.  In
                         --------------------------------
the event of the resignation or removal of the Trustee, or in any other event in which the Trustee ceases to act, a successor trustee may be appointed by the Company by instrument in writing delivered to and accepted by the successor trustee. Notice of such appointment will be given by the Company to the retiring trustee, and the successor trustee will deliver to the retiring trustee an instrument in writing accepting such appointment. If no appointment of a successor trustee is made within a reasonable time after such a resignation, removal or other event, any court of competent jurisdiction may appoint a successor trustee.

          In the event of such resignation, removal or other event, the retiring trustee or its successors and assigns shall file with the Company a final statement to which the provisions of Section 6.06 shall apply.

          In the event of the appointment of a successor trustee, such successor trustee will succeed to all the right, title and estate of, and will be, the Trustee; and the retiring trustee will after the settlement of its final account as provided for in
Section 6.06, and the receipt of any compensation or expenses due it, deliver the Trust Fund to the successor trustee together with all such instruments of transfer, conveyance, assignment and further assurance as the successor trustee may reasonably require. The retiring trustee will retain a first lien upon the Trust Fund to secure all amounts due the retiring trustee pursuant to the provisions of this Trust Agreement. The Company will provide the Trustee with a ratification and release upon such resignation, removal or other event.

          Section 6.10   Merger or Consolidation of the Trustee.
                         -------------------------------------
Any corporation continuing as the result of any merger or resulting from any consolidation to which merger or consolidation the Trustee is a party, or any corporation to which substantially all the business and assets of the Trustee may be transferred, will be deemed automatically to be continuing as the Trustee.


                           ARTICLE VII

                           ENFORCEMENT
                           -----------

          Section 7.01   Enforcement of Trust Agreement and Legal
                         ----------------------------------------
Proceedings.  The Company shall have the right to enforce any
-----------
provision of this Trust Agreement in its own name. In any action or proceeding affecting the Trust, the only necessary parties shall be the Company and the Trustee and, except as otherwise required by applicable law, no other person shall be entitled to any notice or service of process. Any judgment entered in such an action or proceeding shall, to the maximum extent permitted by applicable law, be binding and conclusive on all persons having or claiming to have any interest in the Trust.

                           ARTICLE VIII

              AMENDMENT, REVOCATION AND TERMINATION
              -------------------------------------

          Section 8.01   Amendment.  The Company may from time to
                         ---------
time prior to the occurrence of a Change in Control or a Potential Change in Control with respect to which the allocation procedures of Section 4.02(b) are invoked, with the Trustee's consent, amend in writing, in whole or in part, any or all of the provisions of this Trust Agreement without the consent of any Participant or any other person; provided, however, that no such amendment shall increase the duties or obligations or change the compensation of the Trustee without the Trustee's written consent. This Trust Agreement may not be amended following a Change in Control nor may it be amended following a Potential Change in Control with respect to which the allocation procedures of Section 4.02(b) are invoked unless the resulting allocations are revoked pursuant to Section 4.03.

          Section 8.02   Irrevocability.  Subject to section
                         --------------
10.08, the Trust shall be irrevocable and, except as otherwise provided in Section 8.03 and Article IX, shall be held for the exclusive purpose of providing the Benefits to Participants and their beneficiaries and defraying expenses of the Trust in accordance with the provisions of this Trust Agreement.

          Section 8.03   Termination.  The Trust shall terminate
                         -----------
if the Committee provides the Trustee with a written statement to the effect that the Benefits in respect of all Participants have been paid in full. As soon as practicable following such event, the Trustee shall settle its final accounts in accordance with
Section 6.06 and, after receipt of any unpaid fees and expenses, shall distribute the balance of the Trust Fund to the Company, provided, however, that after a Change in Control, such Committee statement shall be accompanied by written approvals of the Participants then listed on the most recent payment schedule provided to the Trustee pursuant to Section 4.02. In the event any such Participant does not approve, Section 5.01(b) shall apply.

                            ARTICLE IX

                  CLAIMS OF COMPANY'S CREDITORS
                  -----------------------------

          Section 9.01   Insolvency.  As used in this Article IX,
                         ----------
the Company shall be deemed to be "Insolvent" if (i) the Company is unable to pay its debts generally as they come due, or (ii) the Company is subject to a proceeding as a debtor under the federal Bankruptcy Code (or any successor federal statute). In the event the Company shall be deemed Insolvent, the assets of the Trust shall be subject to claims of creditors of the Company (hereinafter the "Bankruptcy Creditors").

          Section 9.02   Discontinuance of Benefits.  If at any
                         --------------------------
time (i) the Company or a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, or (ii) the Trustee is served with any order, process or paper from a court of competent jurisdiction to the effect that the Company is Insolvent, the Trustee shall give notice thereof to the Company, shall discontinue Benefit payments under this Trust Agreement, shall hold the Trust assets for the benefit of the Company's Bankruptcy Creditors, and shall resume payment of Benefits under this Trust Agreement in accordance with
Article V only upon: (a) in the case of clause (ii) above, the receipt of an order of a court of competent jurisdiction authorizing or requiring such payment, and (b) in the case of clause (i) above, receipt of written notice from the Company that the Company is not Insolvent. The Board of Directors of the Company and the Company's Treasurer shall be obligated to give the Trustee prompt written notice if the Company becomes Insolvent, with the same consequences as provided in the preceding sentence. If payment of Benefits has been discontinued pursuant to clause (i) of the second preceding sentence, the Board of Directors of the Company, and the Company's Treasurer, shall be obligated to give the Trustee prompt written notice in the event the Company is not Insolvent, and such notice from such Board of Directors or Treasurer shall be treated as notice from the Company for purposes of the second preceding sentence. The Trustee shall not be liable to anyone in the event Benefit payments are discontinued pursuant to this Section 9.02.

          If the Trustee discontinues payment of Benefits pursuant to this Section 9.02 and subsequently resumes such payment, to the extent the Trust Fund is sufficient for such purpose, the first payment to a Participant following such discontinuance shall include an aggregate amount equal to the payments which would have been made to such Participant under this Trust Agreement but for this Section 9.02, as shall be determined by the Committee or if Section 5.01(b) applies, by the Trustee. No interest shall be due or payable with respect to any such payments in arrears.

                           ARTICLE X

                    MISCELLANEOUS PROVISIONS
                    ------------------------

          Section 10.01  Successors.  This Trust Agreement shall
                         ----------
be binding upon and inure to the benefit of the Company and the Trustee and their respective successors and assigns.

          Section 10.02  Nonalienation.  Except insofar as
                         -------------
applicable law may otherwise require:

          (a) no amount payable to or in respect of any Participant at any time under the Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable, shall be void; and

          (b) the Trust Fund shall in no manner be liable for or subject to the debts or liabilities of any Participant.

          Section 10.03  Communications.
                         --------------
          (a) Communications to the Company shall be addressed to the Company at P.O. Box 14662, Reading, PA 19612-4662, Attn. Treasurer, Carpenter Technology Corporation, provided, however, that upon the Company's written request, such communications shall be sent to such other address as the Company may specify.

          (b) Communications to the Trustee shall be addressed to its Global Investor Services Division, 4-Chase Metrotech Center, 18th Floor, Brooklyn, New York 11245; provided, however, that upon the Trustee's written request, such communications shall be sent to such other address as the Trustee may specify.

          (c) No communication shall be binding on the Trustee until it is received by the Trustee, and no communication shall be binding on the Company until it is received by the Company.

          Section 10.04  Headings.  Titles to the Sections of
                         --------
this Trust Agreement are included for convenience only and shall not control the meaning or interpretation of any provision of this Trust Agreement.

          Section 10.05  Third Parties.  A third party dealing
                         -------------
with the Trustee shall not be required to make inquiry as to the authority of the Trustee to take any action nor be under any obligation to follow the proper application by the Trustee of the proceeds of sale of any property sold by the Trustee or to inquire into the validity or propriety of any act of the Trustee.

          Section 10.06  Governing Law.  This Trust Agreement and
                         -------------
the Trust established hereunder shall be governed by and construed, enforced, and administered in accordance with the laws of the State of New York. The United States District Court for the Southern District of New York shall have the sole and exclusive jurisdiction over any lawsuit or other judicial proceeding relating to or arising from this Agreement. If that court lacks federal subject matter jurisdiction, the Supreme Court of the State of New York, New York County shall have sole and exclusive jurisdiction. Either of these courts shall have proper venue for any such lawsuit or judicial proceeding, and the parties waive any objection to venue or their convenience as a forum. The parties agree to submit to the jurisdiction of any of the courts specified and to accept service of process to vest personal jurisdiction over them in any of these courts. The parties further hereby knowingly, voluntarily and intentionally waive, to the fullest extent permitted by law, any right to a trial by jury with respect to any such lawsuit or judicial proceeding arising or relating to this Agreement or the transactions contemplated hereby.

         Section 10.07  Counterparts.  This Trust Agreement may
                        ------------
be executed in any number of counterparts, each of which shall be deemed to be the original although the others shall not be produced.

         Section 10.8   IRS Ruling - Funded Status.  The Company
                        --------------------------
intends to apply to the Internal Revenue Service for a ruling to the effect that this Trust is a grantor trust within the meaning of section 671, et. seq. of the Code and that contributions hereunder will not be treated as taxable income to Plan Participants until distributed to those Participants. If the Company is unable to obtain a satisfactory ruling to that effect, or if any Plan is finally determined to be funded within the meaning of Title I of ERISA because of the existence of this Trust and if a Change in Control has not then occurred, the Company shall have the right, notwithstanding the provisions of
Article VIII, to further amend or revoke the Trust. If the Trust is revoked, its assets, after deducting any unpaid fees or expenses due the Trustee, shall be returned to the Company.

          IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto as of the day and year first above written.


Attest:                         CARPENTER TECHNOLOGY CORPORATION
John R. Welty
Secretary

                                By:     John A. Schuler
                                   ------------------------
                                         Treasurer


Attest:                         THE CHASE MANHATTAN BANK
Robert Signorino


                                By:      Vito Milillo
                                   -----------------------

STATE OF      Pennsylvania   )
                             )
COUNTY OF     Berks          )


         Personally appeared John A. Schuler, Treasurer, of Carpenter Technology Corporation, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such and the free act and deed of said company, before me May 1, 1997.



                                  Anita M. Keltz
                                  -------------------------
                                  Notary Public



STATE OF New York            )
                             )  ss.:
COUNTY OF     Kings          )


         Personally appeared Vito Milillo, Vice President, of the Chase Manhattan Bank, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and the free act and deed of said company, before me
May 20, 1997.



                                  Julia R. Scalia
                                  --------------------------
                                  Notary Public

                           EXHIBIT "A"
                           -----------

1.  Carpenter Technology Corporation Deferred Compensation Plan
    For Non-Management Directors effective January 1, 1995, subject to any approved amendments.


2. Carpenter Technology Corporation Director Retirement Plan adopted June 9, 1983, effective August 1, 1981, subject to any approved amendments.

                           EXHIBIT "B"
                           -----------

             FORM OF NOTICE CONCERNING EARLY TAXATION
             ----------------------------------------

I, the undersigned Participant (Beneficiary) under the Carpenter Technology Corporation Non-Qualified Benefits Trust for Directors hereby notify The Chase Manhattan Bank, as Trustee, that pursuant to Section 5.02(a) thereof, the undersigned will recognize income for federal income tax purposes due to funds held in said Trust and request payment of all funds held in my account. I do hereby certify the above to be a true statement and I hereby furnish the following independent verification of the reasons why I will recognize income for federal income tax purposes:
    [List below the type of independent verification and enclose a copy of such verification.]